
                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 FORM 8-K/A


                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934




      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 16, 1998


                            ARGOSY GAMING COMPANY
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           (Exact name of Registrant as specified in its charter)


          Delaware                     0-21122               37-1304247
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                     Identification
                                                               Number)


     219 Piasa Street, Alton, Illinois                          62002
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 (Address of principal executive offices)                     (Zip Code)


                                (618) 474-7500
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             (Registrant's telephone number, including area code)


                                      N/A
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       (Former name or former address, if changed since last report)


                         AMENDING INDEX TO EXHIBITS

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                              INDEX TO EXHIBITS

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

Exhibit
  No.
  ---
4.17  Form of Securities Purchase Agreement dated June 12, 1998 between the Company and the Buyers named therein..................... Filed Electronically
4.18  Form of Certificate of Designations, Preferences, and Rights
      of Series A Convertible Preferred Stock of Argosy Gaming
      Company.............................................................. Filed Electronically
4.19  Form of Warrant to Purchase Common Stock............................. Filed Electronically
4.20  Form of Registration Rights Agreement dated June 12, 1998 between the Company and the Buyers named therein..................... Filed Electronically
  99  Press Release of the Registrant dated June 16, 1998.................. Filed Electronically


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Report to be signed on its bahalf by the undersigned thereunto duly authorized.

                                       ARGOSY GAMING COMPANY
                                       a Delaware corporation


Dated: July 1, 1998                    By: /s/ Dale R. Black
                                          ------------------------------------
                                       Name: Dale R. Black
                                       Title: Vice President-Chief Financial
                                              Officer